SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

	Date of Report:		March 12, 2004
	Date of Earliest Event Reported:		March 11, 2004

VERDISYS, INC.

(Exact Name of Registrant as Specified in its Charter)

California		333-64122		22-3755993

(State of Organization)		(Commission File Number)		(I.R.S. Employer
Identification No.)

25025 I-45 North, Suite 525
The Woodlands, Texas 77380

(Address of Principal Executive Offices)

(281) 364-6999

Registrants Telephone Number

(Former Name or Address of Registrant)

Verdisys, Inc. Report on Form 8-K

Item 6. Resignations of Registrant’s Directors.

Carl Landers, a director of Verdisys, Inc. has resigned his position on the Board of Directors. This resignation was accepted by the Verdisys, Inc. on March 11, 2004.

This director has not requested disclosure of any matter of disagreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDISYS, INC.

Date: March 12, 2004	By:	\s\	Dr. Ron Robinson, CEO

Dr. Ron Robinson
Chief Executive Officer

Date: March 12, 2004	By:	\s\	John O’Keefe, CFO

John O’Keefe, Chief Financial Officer